                       NOTICE OF GUARANTEED DELIVERY FOR
                           OFFER TO PURCHASE FOR CASH
                 ALL OF THE OUTSTANDING SHARES OF COMMON STOCK
                                       OF

                            MERCATOR SOFTWARE, INC.

                               AT $3.00 PER SHARE
                                       BY

                         ASCENTIAL SOFTWARE CORPORATION
                      THROUGH ITS WHOLLY OWNED SUBSIDIARY

                         GREEK ACQUISITION CORPORATION

THE TENDER OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 11:59 P.M., NEW YORK CITY
    TIME, ON MONDAY, SEPTEMBER 8, 2003 UNLESS THE TENDER OFFER IS EXTENDED.

     As set forth in Section 3 of the Offer to Purchase, dated August 8, 2003, this Notice of Guaranteed Delivery, or a facsimile hereof, must be used to accept the tender offer if:

        (a) certificates representing shares of common stock, par value $0.01 per share, of Mercator Software, Inc., a Delaware corporation, (including the associated preferred stock purchase rights) cannot be delivered prior to the "expiration date" (as defined in Section 1 of the Offer to Purchase); or

        (b) the procedure for book-entry transfer cannot be completed before the "expiration date" (as defined in Section 1 of the Offer to Purchase); or

        (c) time will not permit a properly completed and duly executed Letter of Transmittal, or manually signed facsimile thereof, and all other required documents to reach the depositary referred to below before the expiration date.

     This form or a facsimile of it, signed and properly completed, may be delivered by hand or transmitted by facsimile transmission or mailed to the depositary so that it is received by the depositary before the expiration date. See Section 3 of the Offer to Purchase.

                    The depositary for the tender offer is:

                              THE BANK OF NEW YORK

          BY MAIL:                                               FOR NOTICE OF GUARANTEED
                                                                        DELIVERY:
                                   BY HAND OR OVERNIGHT         (for Eligible Institutions
                                        DELIVERY:                         only)
    The Bank of New York           The Bank of New York
Tender & Exchange Department  Tender & Exchange Department-
       P.O. Box 11248                    11 West                By Facsimile Transmission:
   Church Street Station            101 Barclay Street                (212) 815-6433
  New York, NY 10286-1248      Receive and Deliver Window-         To Confirm Facsimile
                                       Street Level                 Transmission Only:
                                    New York, NY 10286                (212) 815-6212

                 The information agent for the tender offer is:

                                [INNISFREE LOGO]

                 Banks and Brokers Call Collect: (212) 750-5833
                   ALL OTHERS CALL TOLL FREE: (888) 750-5834

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN THOSE SHOWN ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA THE FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE DOES NOT CONSTITUTE A VALID DELIVERY. DELIVERIES TO PURCHASER, ASCENTIAL, THE DEALER MANAGER OF THE TENDER OFFER OR THE INFORMATION AGENT OF THE TENDER OFFER WILL NOT BE FORWARDED TO THE DEPOSITARY AND THEREFORE WILL NOT CONSTITUTE VALID DELIVERY. DELIVERIES TO THE BOOK-ENTRY TRANSFER FACILITY (AS DEFINED IN THE OFFER TO PURCHASE) WILL NOT CONSTITUTE VALID DELIVERY TO THE DEPOSITARY.

     This Notice of Guaranteed Delivery form is not to be used to guarantee signatures. If a signature on the Letter of Transmittal is required to be guaranteed by an "eligible guarantor institution" (as defined in Section 3 of the Offer to Purchase) under the instructions thereto, such signature must appear in the applicable space provided in the signature box on the Letter of Transmittal.

Ladies and Gentlemen:

     The undersigned hereby tenders to Greek Acquisition Corporation the number of shares of common stock, par value $0.01 per share, of Mercator Software, Inc. (including the associated preferred stock purchase rights) specified below for $3.00, net to the seller in cash, without interest thereon, upon the terms and subject to the conditions set forth in the Offer to Purchase, and the related Letter of Transmittal, which, as may be amended and supplemented from time to time, together constitute the tender offer, receipt of which are hereby acknowledged.

                             (PLEASE TYPE OR PRINT)

Number of Shares Tendered:
--------------------------------------------------------------------------------

Certificate Numbers (if available and applicable):
-----------------------------------------------------------

Name(s) of Record Holder(s):
-------------------------------------------------------------------------------

                          ------------------------------------------------------

Address(es):
--------------------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------
                                   (Including Zip Code)

Area Code(s) and Telephone Number(s):
-------------------------------------------------------------------

                                   ---------------------------------------------

                                   SIGN HERE:

Signature(s):
--------------------------------------------------------------------------------

           ---------------------------------------------------------------------

Date:
------------------------------ , 2003

If shares will be tendered by book-entry transfer, check the box: [ ]

Account Number:
--------------------------------------------------------------------------------

Transaction Code Number:
--------------------------------------------------------------------------------

                                   GUARANTEE

                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     THE UNDERSIGNED, A BANK, BROKER, DEALER, CREDIT UNION, SAVINGS ASSOCIATION OR OTHER ENTITY WHICH IS A MEMBER IN GOOD STANDING OF THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM OR A BANK, BROKER, DEALER, CREDIT UNION, SAVINGS ASSOCIATION OR OTHER ENTITY WHICH IS AN "ELIGIBLE GUARANTOR INSTITUTION," AS SUCH TERM IS DEFINED IN RULE 17AD-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, EACH OF THE FOREGOING CONSTITUTING AN "ELIGIBLE GUARANTOR INSTITUTION," GUARANTEES THE DELIVERY TO THE DEPOSITARY OF THE SHARES TENDERED HEREBY, IN PROPER FORM FOR TRANSFER, OR A CONFIRMATION THAT THE SHARES TENDERED HEREBY HAVE BEEN DELIVERED UNDER THE PROCEDURE FOR BOOK-ENTRY TRANSFER SET FORTH IN THE OFFER TO PURCHASE INTO THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY, TOGETHER WITH A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL, OR A MANUALLY SIGNED FACSIMILE THEREOF, AND ANY OTHER REQUIRED DOCUMENTS, ALL WITHIN THREE NASDAQ NATIONAL MARKET TRADING DAYS OF THE DATE HEREOF.

Name of Firm:                                   Name of Firm:

---------------------------------------------   ---------------------------------------------
Authorized Signature:                           Authorized Signature:

---------------------------------------------   ---------------------------------------------
Name:                                           Name:

---------------------------------------------   ---------------------------------------------
Title:                                          Title:

---------------------------------------------   ---------------------------------------------
Address:                                        Address:

---------------------------------------------   ---------------------------------------------
Zip Code:                                       Zip Code:

---------------------------------------------   ---------------------------------------------
Area Code and Telephone Number:                 Area Code and Telephone Number:

---------------------------------------------   ---------------------------------------------

Dated: ------------------------ , 2003          Dated: ------------------------ , 2003

    DO NOT SEND SHARE CERTIFICATES WITH THIS NOTICE OF GUARANTEED DELIVERY.
       SHARE CERTIFICATES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.